UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

Group 1 Automotive, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13461	76-0506313
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 500 Houston, Texas 77024		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 647-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

                          Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of the Shareholders of Group 1 Automotive, Inc. (the “Company”) was held on May 18, 2022 (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on the following three proposals and cast their votes as set forth below.

Proposal 1

The nine director nominees named in the Company’s proxy statement were elected as directors to serve until the 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Withheld
Carin M. Barth	14,353,149	66,010
Earl J. Hesterberg	14,387,096	32,063
Steven C. Mizell	14,296,443	122,716
Lincoln Pereira Filho	14,378,981	40,178
Stephen D. Quinn	14,029,165	389,994
Steven P. Stanbrook	14,288,546	130,613
Charles L. Szews	14,386,920	32,239
Anne Taylor	13,960,372	458,787
MaryAnn Wright	14,331,460	87,699

Proposal 2

The compensation of the Company’s Named Executive Officers was approved, on a non-binding advisory basis, based upon the following votes:

For Against AbstainBroker Non-Votes
14,002,789396,91119,4591,100,826

Proposal 3

The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was approved, based upon the following votes:

For Against Abstain

15,489,19127,0963,698

Item 8.01 Other Events.

On May 18, 2022, the Company announced that its Board of Directors approved a cash dividend of $0.37 per share for the first quarter of 2022, payable on June 15, 2022 to stockholders of record on June 1, 2022.

Additionally, the Company announced that the Board of Directors increased the Company’s common stock share repurchase authorization by $175 million to $250 million.  Purchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions.

A copy of the press release announcing the share repurchase authorization and cash dividend payable is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Group 1 Automotive, Inc. dated effective May 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Group 1 Automotive, Inc.

Date: May 20, 2022	By:	/s/ Darryl M. Burman
Name: Darryl M. Burman
Title: Sr. Vice President